UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On February 27, 2019, Jones Energy, Inc. (the “Company”), issued a press release announcing its earnings for the fourth quarter of 2018 and the year ended December 31, 2018. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Thomas Hester Employment Agreement

As previously disclosed, on January 14, 2019, the Company entered into a severance agreement with Mr. Thomas Hester (the “Original Hester Severance Agreement”). On February 27, 2019, Jones Energy, LLC, a wholly owned subsidiary of the Company, and Mr. Hester, in his capacity as the Company’s Chief Financial Officer, entered into an Employment Agreement (the “Hester Employment Agreement”) which superseded the Original Hester Severance Agreement.

The Hester Employment Agreement provides that Mr. Hester will receive an annualized base salary of $378,000. In addition, Mr. Hester will (i) be entitled to annual discretionary incentive payments under the Company’s annual bonus plan based on a target bonus of 80% of his base salary upon the attainment of specified performance goals established by the Board or the Compensation Committee, in its sole discretion and (ii) be eligible to participate in any future Management Incentive Plan established by the Company.

Pursuant to the Hester Employment Agreement, in the event Mr. Hester’s employment is terminated (except in the context of a Change of Control as defined in the Hester Employment Agreement) (i) by the Company without Cause (as defined in the Hester Employment Agreement), (ii) by Mr. Hester for Good Reason (as defined in the Hester Employment Agreement) or (iii) as a result of the Company’s non-extension of the term of his employment, (a) the Company will pay Mr. Hester a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs, (b) the Company will pay Mr. Hester an amount equal to his base salary and target bonus for the calendar year during which his termination occurs, subject to certain conditions, (c) the Company will pay Mr. Hester an amount equal to his Accrued Benefits (as defined in the Hester Employment Agreement) and (d) if Mr. Hester elects to receive continued coverage under a group health plan of the Company, the Company will reimburse any portion of such premiums that exceeds the amount Mr. Hester would have paid if he were an employee of the Company for a period of up to 12 months following such termination. In the event Mr. Hester’s employment is terminated (i) by the Company without Cause or by Mr. Hester for Good Reason during the twelve months immediately following the occurrence of a Change of Control or (ii) by the Company without Cause within the three months prior to the occurrence of a Change of Control, Mr. Hester would be entitled to (a) an amount equal to two times his base salary and target bonus for the calendar year during which his termination occurs, subject to certain conditions, (b) an amount equal to the pro-rata portion of Mr. Hester’s annual bonus for the fiscal year in which such termination occurs, subject to certain conditions and (c) an amount equal to Mr. Hester’s Accrued Benefits.

The Hester Employment Agreement also includes certain confidentiality provisions that apply indefinitely and certain noncompetition and non-solicitation covenants that apply during the period of Mr. Hester’s employment with the Company and for up to one year thereafter. Unless terminated earlier in accordance with its terms, the Hester Employment Agreement will continue for an initial term of two years. In addition, on each anniversary following the initial term, unless the Hester Employment Agreement has been terminated, the term of the Hester Employment Agreement will automatically be extended for an additional year unless either party provides written notice of non-renewal at least 120 days prior to such anniversary.

The summary of the Hester Employment Agreement set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions of the Hester Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Kirk Goehring Employment Agreement

As previously disclosed, on January 14, 2019, the Company entered into a severance agreement with Mr. Kirk Goehring (the “Original Goehring Severance Agreement”). On February 27, 2019, Jones Energy, LLC and Mr. Goehring, in his capacity as the Company’s Chief Operating Officer, entered into an Employment Agreement (the “Goehring Employment Agreement”) which superseded the Original Goehring Severance Agreement.

The Goehring Employment Agreement provides that Mr. Goehring will receive an annualized base salary of $425,000. In addition, Mr. Goehring will (i) be entitled to annual discretionary incentive payments under the Company’s annual bonus plan based on a target bonus of 80% of his base salary upon the attainment of specified performance goals established by the Board or the Compensation Committee, in its sole discretion and (ii) be eligible to participate in any future Management Incentive Plan established by the Company.

Pursuant to the Goehring Employment Agreement, in the event Mr. Goehring’s employment is terminated (except in the context of a Change of Control as defined in the Goehring Employment Agreement) (i) by the Company without Cause (as defined in the Goehring Employment Agreement), (ii) by Mr. Goehring for Good Reason (as defined in the Goehring Employment Agreement) or (iii) as a result of the Company’s non-extension of the term of his employment, (a) the Company will pay Mr. Goehring a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs, (b) the Company will pay Mr. Goehring an amount equal to his base salary and target bonus for the calendar year during which his termination occurs, subject to certain conditions, (c) the Company will pay Mr. Goehring an amount equal to his Accrued Benefits (as defined in the Goehring Employment Agreement) and (d) if Mr. Goehring elects to receive continued coverage under a group health plan of the Company, the Company will reimburse any portion of such premiums that exceeds the amount Mr. Goehring would have paid if he were an employee of the Company for a period of up to 12 months following such termination. In the event Mr. Goehring’s employment is terminated (i) by the Company without Cause or by Mr. Goehring for Good Reason during the twelve months immediately following the occurrence of a Change of Control or (ii) by the Company without Cause within the three months prior to the occurrence of a Change of Control, Mr. Goehring would be entitled to (a) an amount equal to two times his base salary and target bonus for the calendar year during which his termination occurs, subject to certain conditions, (b) an amount equal to the pro-rata portion of Mr. Goehring’s annual bonus for the fiscal year in which such termination occurs, subject to certain conditions and (c) an amount equal to Mr. Goehring’s Accrued Benefits.

The Goehring Employment Agreement also includes certain confidentiality provisions that apply indefinitely and certain noncompetition and non-solicitation covenants that apply during the period of Mr. Goehring’s employment with the Company and for up to one year thereafter. Unless terminated earlier in accordance with its terms, the Goehring Employment Agreement will continue for an initial term of two years. In addition, on each anniversary following the initial term, unless the Goehring Employment Agreement has been terminated, the term of the Goehring Employment Agreement will automatically be extended for an additional year unless either party provides written notice of non-renewal at least 120 days prior to such anniversary.

The summary of the Goehring Employment Agreement set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions of the Goehring Employment Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Carl F. Giesler, Jr. Third Amended and Restated Employment Agreement

On February 27, 2019, Jones Energy, LLC entered into a Third Amended and Restated Employment Agreement (the “Third Restated Employment Agreement”) with Mr. Carl F. Giesler, Jr., in his capacity as the Company’s Chief Executive Officer, which amended and restated the second amended and restated employment agreement entered into with Mr. Giesler on January 14, 2019 (the “Second Restated Employment Agreement”) to, among other things, amend certain of Mr. Giesler’s severance arrangements and certain restrictive covenants to align with the terms of Hester Employment Agreement and Goehring Employment Agreement, as further described below.

The Third Restated Employment Agreement amends Mr. Giesler’s severance arrangements such that, in the event Mr. Giesler’s employment is terminated (except in the context of a Change of Control as defined in the Third Restated Employment Agreement) (i) by the Company without Cause (as defined in the Third Restated Employment Agreement), (ii) by Mr. Giesler for Good Reason (as defined in the Third Restated Employment Agreement) or (iii) as a result of the Company’s non-extension of the term of his employment, the Company will pay Mr. Giesler (a) a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs, (b) an amount equal to two times Mr. Giesler’s base salary and target bonus for the calendar year during which his termination occurs, (c) the Company will pay Mr. Giesler an amount equal to his Accrued Benefits (as defined in the Third Restated Employment Agreement) and (d) if Mr. Giesler elects to receive continued coverage under a group health plan of the Company, the Company will reimburse any portion of such premiums that exceeds the amount Mr. Giesler would have paid if he were an employee of the Company for a period of up to 12 months following such termination, subject to certain conditions. In the event Mr. Giesler’s employment is terminated (i) by the Company without Cause or by Mr. Giesler for Good Reason during the twelve months immediately following the occurrence of a Change of Control or (ii) by the Company without Cause within the three months prior to the occurrence of a Change of Control, Mr. Giesler would be entitled to (a) an amount equal to three times his base salary and target bonus for the calendar year during which his termination occurs, subject to certain conditions, (b) an amount equal to the pro-rata portion of Mr. Giesler’s annual bonus for the fiscal year in which such termination occurs, subject to certain conditions and (c) an amount equal to Mr. Giesler’s Accrued Benefits.

The Third Restated Employment Agreement also amends the non-solicitation and non-disparagement covenants to apply for one year after the period of Mr. Giesler’s employment with the Company. In addition, the Third Restated Employment Agreement amends the notice period for either party to provide written notice of non-renewal from 90 to 120 days prior to the expiration. Other than the changes described above, the Third Restated Employment Agreement is substantially identical to the Second Restated Agreement.

The summary of the Third Restated Employment Agreement set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions of the Third Restated Employment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Prepaid Retention Program

On February 22, 2019, the Compensation Committee recommended, and the Board of Directors approved, a prepaid retention program for its executive officers that replaces the Company’s existing long-term incentive plan. The prepaid retention program includes retention payments to each of the Company’s executive officers, the terms of which will be governed by the applicable letter agreement (the “Letter Agreement”).  The Board of Directors approved the form of Letter Agreement and the eligible executive officers anticipate executing the Letter Agreement in the near-term.  The retention payments will be paid in lump sum in cash in connection with the execution of the Letter Agreement and will total approximately 150% of base salary for Messrs. Hester and Goehring and approximately 200% of base salary for Mr. Giesler.  In the event that an executive’s employment is terminated within twelve months of the retention payment, other than by reason of a Qualifying Termination (as defined in the Letter Agreement), such executive will be required to repay the retention payment.

The summary of the payments under the prepaid retention program set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions as set forth in the form of Letter Agreement which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Key Employee Incentive Plan

On February 22, 2019, the Compensation Committee recommended, and the Board of Directors approved, a key employee incentive plan for its executive officers that provides for quarterly bonus opportunities for the second, third and fourth quarters of 2019 based on the achievement of specified weighted performance criteria, comprised of base production levels, lease operating expense levels, general and administrative expense levels and safety.

The Compensation Committee recommended, and the Board of Directors approved, the following target quarterly bonus opportunities pursuant to the key employee incentive plan for the executive officers, up to 200% of which may be earned per quarter: approximately 27% of base salary for Mr. Giesler, 20% of base salary for Mr. Hester and 20% of base salary for Mr. Goehring.

Acceleration of LTIP Payments

On February 22, 2019, the Compensation Committee recommended, and the Board of Directors approved, the acceleration of outstanding payments to executives that are to be made under the Company’s 2018 Long Term Incentive Plan. Pursuant to such acceleration, and together with the other payments to be made in the ordinary course of business under the 2018 Long Term Incentive Plan, Messrs. Giesler, Hester and Goehring will be paid an aggregate amount of $485,371 (the “LTIP Payments”) on or before April 5, 2019. In the event that an executive’s employment is terminated within twelve months of the LTIP Payments, other than by reason of a Qualifying Termination (as defined in the Letter Agreement), such executive will be required to repay the any LTIP Payments that have been accelerated.

Acceleration of STIP Payments

On February 22, 2019, the Compensation Committee approved the acceleration of (i) any outstanding payments that are to be made under the Company’s 2018 Short Term Incentive Plan (the “STIP”) and (ii) any payments to be made under the Company’s 2019 Short Term Incentive Plan for the first quarter of 2019 (the “Q1 2019 Payment”).  In the event that an executive’s employment is terminated within twelve months of the Q1 2019 Payment, other than by reason of a Qualifying Termination (as defined in the Letter Agreement), such executive will be required to repay the Q1 2019 Payment. Messrs. Giesler, Hester and Goehring will be paid an aggregate amount of $432,225 on account of the STIP and Q1 2019 Payment, including the payments to be accelerated (the “ STIP and Q1 2019 Payments”). The STIP and Q1 2019 Payments will be made on or before April 5, 2019.

Consulting Agreement

As previously disclosed, on January 10, 2019, Jeff Tanner was transitioned from his role as an Executive Vice President and Chief Operating Officer to the non-executive role of Executive Vice President of Geosciences. Mr. Tanner will continue to work for the Company in this new position until March 7, 2019 (the “Separation Date”) after which Mr. Tanner will no longer be employed by the Company.

Beginning on the Separation Date and ending on November 30, 2019, in order to assist the Company in the transition of his duties, Mr. Tanner has agreed to assist the Company’s Chief Operating Officer and any other employees designated by the Chief Executive Officer of the Company pursuant to a Consulting Agreement dated February 22, 2019 (the “Tanner Consulting Agreement”). Pursuant to the Tanner Consulting Agreement, Mr. Tanner shall provide the consulting services in exchange for a monthly fee of $44,666.66. The Tanner Consulting Agreement may be terminated by the Company at any time for Cause (as defined in the Tanner Consulting Agreement).

The summary of the Tanner Consulting Agreement set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions as set forth in the Tanner Consulting Agreement which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated February 27, 2019, between Jones Energy, LLC and Thomas Hester.
10.2	Employment Agreement, dated February 27, 2019, between Jones Energy, LLC and Kirk Goehring.
10.3	Third Amended and Restated Employment Agreement, dated February 27, 2019, between Jones Energy, LLC and Carl F. Giesler, Jr.
10.4	Form of Letter Agreement.
10.5	Consulting Agreement, dated February 22, 2019, between Jeff Tanner and Jones Energy, Inc.
99.1	Press release dated February 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2019

JONES ENERGY, INC.

By:	/s/ Carl F. Giesler, Jr.
Name:	Carl F. Giesler, Jr.
Title:	Chief Executive Officer